UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported) February 2, 2004

                                 Fantatech Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


Delaware                                0-24374                  62-1690722
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

418-A Cloverleaf Drive, Baldwin Park
Los Angles, CA                                                      91706
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(Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code
                                 (626) 820-1090
           -----------------------------------------------------------

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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective February 2, 2004, the Board of Directors of Fantatech Inc., the ("Company"), dismissed Thomas Leger & Co. L.L.P. ("TLC") as the Company's independent accountants and retained Weinberg & Company, P.A. ("Weinberg") as the Company's independent accountants. The dismissal of TLC and the engagement of Weinberg were approved by the Company's Board of Directors. The reports of TLC on the financial statements of the Company as of and for the fiscal years ended December 31, 2002 did not contain an adverse opinion, or disclaimer of opinion; and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         TLC were the independent accountants for the Company from November 30, 2002 through February 2, 2004. During their engagement, there were no disagreements between the Company (and its subsidiaries) and TLC concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TLC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         The Company and its subsidiaries did not consult with Weinberg during the Company's fiscal years ended December 31, 2002 and subsequent interim periods regarding:

(i) The application of accounting principles to a specified transaction either completed or proposed, or the type of opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) Any item that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) of Regulation S-B.

         The Company provided TLC with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of TLC to the disclosures set forth in this section.






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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(c)Exhibits:

Exhibit No.       Description

16.1 Letter of Thomas Leger & Co. L.L.P., dated February 6, 2004, addressed to the Securities and Exchange Commission.































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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 9, 2004                       FANTATECH INC.
       ---------------------                   ---------------------------------
                                               (Registrant)

                                               By: /s/ GUANGWEI LIANG
                                               ---------------------------------
                                               Guangwei Liang
                                               Chief Executive Officer
                                               (Duly Authorized Officer)






















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